Exhibit 99.1


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements regarding the recent change of auditors of CDOOR CORP. to be included under Item 4.01 of the Form 8-K report to be filed on February 22, 2006. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

                                      Very truly yours,

                                      /s/ SF Partnerships, LLP
                                      -------------------------


February 22, 2006
Toronto, Canada